                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of January 27, 2004, among TOWN SPORTS INTERNATIONAL, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 16, 2003 (the "Credit Agreement");

                  WHEREAS, the parties hereto wish to amend and otherwise modify certain provisions of the Credit Agreement as herein provided; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

                  1. Section 3.03 of the Credit Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

                  "(i)     In addition to any other mandatory commitment
         reductions pursuant to this Section 3.03, to the extent that Holdco receives any cash proceeds from any incurrence of Indebtedness for borrowed money by Holdco (other than cash proceeds received from the issuance of the Holdco Notes on the First Amendment Effective Date), any asset sale by Holdco or from any Recovery Event, the Net Debt Proceeds, the Net Asset Sale Proceeds or the New Recovery Event Proceeds therefrom, as the case may be, shall be treated as if (and, notwithstanding anything to the contrary contained herein, be deemed) received by the Borrower and shall be applied as, and to the extent, required by Section 3.03(c), (d) or (e), as the case may be."

                  2. Sections 8.01(b) and (c) of the Credit Agreement are hereby restated in their entirety as follows:

                  "(b)     Quarterly Financial Statements. Within 45 days after
         the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower and Holdco, (i) the consolidated balance sheet of each of the Borrower and its Subsidiaries and Holdco and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings (or accumulated deficit, as the case may be) and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 8.01(e), all of which shall be certified by an Authorized Financial Officer of the Borrower or Holdco that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the Borrower and its Subsidiaries and Holdco and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period (it being understood and agreed that (x) any such management's discussion and analysis set forth in the Borrower's or Holdco's Form 10-Q filed with the SEC for the respective quarterly accounting period shall satisfy the requirements of this sub-clause (ii) so long as a copy of such Form 10-Q has been delivered to the Lenders pursuant to this Section 8.01(b) or Section 8.01(h) and (y) in satisfying the requirements of this
         Section 8.01(b), if at the time the financial statements referenced herein are to be delivered, Holdco owns no capital stock or other equity interests of any Person other than the Borrower and has no other material assets or liabilities (other than pursuant to the Credit Agreement, the Holdco Note Documents or its guaranty of the Senior Notes), then one set of consolidated financial statements of Holdco and its Subsidiaries may be delivered pursuant to this Section 8.01(b) so long as any differences in the consolidated financial statements of Holdco and its Subsidiaries from those of the Borrower and its Subsidiaries are indicated by footnotes in the respective consolidated financial statements.).

                  (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower and Holdco, (i) the consolidated balance sheet of each of the Borrower and its Subsidiaries and Holdco and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings (or accumulated deficit, as the case may be) and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of each of the Borrower and its Subsidiaries and Holdco and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default relating to financial or accounting matters which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year (it being understood and agreed that (x) any such management's discussion and analysis set forth in the Borrower's or Holdco's Form 10-K filed with the SEC for the respective fiscal year shall satisfy the requirements of this sub-clause (ii) so long as a copy of such Form 10-K has been delivered to the Lenders pursuant to this Section 8.01(c) or Section 8.01(h) and (y) in satisfying the requirements of this Section 8.01(c), if at the time the financial statements referenced herein are to be delivered, Holdco owns no capital stock or other equity interests of any Person other than the

         Borrower and has no other material assets or liabilities (other than pursuant to the Credit Agreement, the Holdco Note Documents or its guaranty of the Senior Notes), then one set of consolidated financial statements of Holdco and its Subsidiaries may be delivered pursuant to this Section 8.01(c) so long as any differences in the consolidated financial statements of Holdco and its Subsidiaries from those of the Borrower and its Subsidiaries are indicated by footnotes in the respective consolidated financial statements).

                  3. Section 9.03(iii) of the Credit Agreement is hereby restated in its entirety as follows:

                  "(iii)   the Borrower may pay cash Dividends to Holdco so long
         as Holdco promptly uses such proceeds solely to redeem or repurchase outstanding shares of Holdco's common stock (or options to purchase such common stock) following the death, disability, retirement or termination of employment of officers, directors or employees of the Borrower or any of its Subsidiaries, provided that (x) neither the Borrower nor any of its Subsidiaries shall have any obligations in respect of such redemptions or repurchases, (y) the aggregate amount of Dividends paid by the Borrower to Holdco pursuant to this Section 9.03(iii) shall not exceed (I) $750,000 in any fiscal year of the Borrower plus (II) the aggregate amount of cash proceeds received by the Borrower in connection with the issuance of its common stock to officers, directors or employees of the Borrower and its Subsidiaries after the Effective Date and prior to the First Amendment Effective Date plus (III) the aggregate amount of cash proceeds received by the Borrower from Holdco in connection with the issuance of Holdco's common stock to officers, directors or employees of the Borrower and its Subsidiaries after the First Amendment Effective Date plus (IV) any cash proceeds received by the Borrower (or received by Holdco and contributed to the Borrower) from key man life insurance policies obtained solely for the purpose of making such redemptions or repurchases and (z) at the time of any Dividend permitted to be made pursuant to this Section 9.03(iii), no Default or Event of Default shall then exist or result therefrom;".

                  4. Section 9.03 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause
(iv) thereof, (ii) deleting the period appearing at the end of clause (v) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (vi) at the end thereof:

                  "(vi)    the Borrower may pay cash Dividends to Holdco so long
         as the proceeds thereof are promptly used by Holdco solely to pay operating expenses incurred in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, provided that the aggregate amount of all cash Dividends paid pursuant to this clause
         (vi) shall not exceed $250,000 in any fiscal year of the Borrower."

                  5. Section 9.04(xi) of the Credit Agreement is hereby amended by inserting the text "(other than Indebtedness owed to Holdco)" immediately after the text "the Borrower and its Subsidiaries" appearing therein.

                  6. Section 9.05(xi) of the Credit Agreement is hereby amended by inserting the text "prior to the First Amendment Effective Date" immediately after the text "the Borrower may acquire" and "acquisition of shares of capital stock of the Borrower" appearing therein.

                  7. Section 9.05(xiii) of the Credit Agreement is hereby amended by inserting the text "(other than Investments in or to Holdco)" immediately after the text "not otherwise permitted by this Section 9.05" appearing therein.

                  8. Section 9.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (v) thereof, (ii) deleting the period appearing at the end of clause (vi) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (vii) immediately following such clause (vi):

                  "(vii) the Borrower may enter into, and may make payments under, the Holdco Tax Sharing Agreement."

                  9. Section 9.11(iv) of the Credit Agreement is hereby amended by inserting the text "(including the Holdco Tax Sharing Agreement)" immediately after the text "any Tax Sharing Agreement" appearing in sub-clause
(y) thereof.

                  10. Section 10.02 of the Credit Agreement is hereby amended by inserting the text "or Holdco" immediately after the text "any Credit Party" appearing therein.

                  11. Section 10.07 of the Credit Agreement is hereby amended by inserting the text "or Holdco" immediately after the text "any Credit Party" appearing therein.

                  12. Section 10 of the Credit Agreement is hereby further amended by (i) inserting the word "or" at the end of Section 10.10 thereof and
(ii) inserting the following new Section 10.11 immediately following such
Section 10.10:

                  "10.11 Holdco Guaranty. After the execution and delivery thereof, the Holdco Guaranty or any provision thereof shall cease to be in full force or effect as to Holdco, or Holdco or any Person acting for or on behalf of Holdco shall deny or disaffirm Holdco's obligations under the Holdco Guaranty or a "Holdco Event of Default" shall occur and be continuing;".

                  13.      The definition of "BRS Investors" appearing in
Section 11.01 of the Credit Agreement is hereby amended by deleting the text "Effective Date" appearing therein and inserting the text "First Amendment Effective Date" in lieu thereof.

                  14.      The definition of "Change of Control" appearing in
Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

                  "Change of Control" shall mean any of (i) prior to the date on which a Qualified IPO occurs, (x) the Management Investors, BRS, the BRS Investors and their Permissible Transferees shall in the aggregate cease to own Holdco Common Stock representing more than 50% of the common voting equity interest in Holdco's capital stock on a fully-diluted basis (assuming the exercise of all securities, exercisable, convertible or exchangeable for or into common equity interests of Holdco) or (y) BRS, the BRS Investors and their Permissible Transferees shall in the aggregate cease to own Holdco Common Stock representing at least 35% of the voting common equity interests in Holdco's capital stock on a fully-diluted basis (assuming the exercise of all securities exercisable, convertible or exchangeable for or into common equity interests of Holdco), (ii) from and after the date on which a Qualified IPO occurs, (w) the Management Investors, BRS, the BRS Investors and their Permissible Transferees shall cease to own Holdco Common Stock representing not less than 33% of the common voting equity interest in Holdco's capital stock on a fully-diluted basis (assuming the exercise of all securities, exercisable, convertible or exchangeable for or into common equity interest of Holdco) or (x) BRS, the BRS Investors and their Permissible Transferees shall in the aggregate cease to own Holdco Common Stock representing at least 20% of the common voting equity interests in Holdco's capital stock on a fully diluted basis (assuming the exercise of all securities exercisable, convertible or exchangeable for into common equity interests of Holdco) or (y) any "Person" or "Group" (within the meaning of sections 13(d) and 14(d) under the Exchange Act as in effect on the Effective Date) of Persons, owns (beneficially or of record) a greater percentage than BRS, the BRS Investors and their Permissible Transferees of common equity interest in Holdco's capital stock, in each case, on a fully-diluted basis (assuming the exercise of all securities exercisable, convertible or exchangeable for or into common equity interests of Holdco), (iii) Holdco shall cease to own 100% of the capital stock of the Borrower, or
         (iv) a "change of control" pursuant to, and as defined in, the Senior Note Documents or the Holdco Note Documents shall occur.

                  15.      The definition of "Consolidated EBITDA" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (i) inserting "(i)" immediately after the text "subtracting therefrom" appearing in sub-clause (y) thereof and (ii) inserting the following new sub-clause (y)(ii) immediately before the semicolon appearing at the end of sub-clause (y) thereof:

         " and (ii) the amount of all cash Dividends paid by the Borrower to Holdco pursuant to Section 9.03(vi) for such period to the extent not otherwise deducted in arriving at Consolidated Net Income for such period".

                  16.      The definition of "Credit Documents" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the text "the Holdco Guaranty," immediately after the text "the Subsidiaries Guaranty," appearing therein.

                  17.      The definition of "Management Investors" appearing in
Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

                  "Management Investors" shall mean the directors, executive officers and senior management investors of Holdco or the Borrower party to the Stockholders Agreement on the First Amendment Effective Date or who become party thereto after the First Amendment Effective Date with the approval of the Board of Directors of Holdco.

                  18. The definition of "Maximum Permitted Consideration" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the text "the common stock of the Borrower" each place such text appears in clause (i) of said definition and inserting the text "the common stock of Holdco" in lieu thereof in each such place, (ii) deleting the text "the Board of Directors of the Borrower" appearing in clauses (i) and (ii) of said definition and inserting the text "the Board of Directors of Holdco" in lieu thereof in each such place and (iii) deleting the text "Qualified Preferred Stock of the Borrower" appearing in clause (ii) of said definition and inserting the text "Qualified Preferred Stock of Holdco" in lieu thereof.

                  19. The definition of "Permissible Transferee" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "in the Borrower" each place such text appears in clause (i)(B) thereof and inserting the text "in Holdco" in lieu thereof in each such place.

                  20.      The definition of "Qualified IPO" appearing in
Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

                  "Qualified IPO" shall mean a bona fide underwritten sale to the public of common stock of Holdco pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of Holdco, the Borrower or any of their respective Subsidiaries) that is declared effective by the SEC and such offering results in gross cash proceeds to Holdco (exclusive of underwriter's discount and commissions and other expenses) of at least $75,000,000 and such proceeds (net of costs and expenses) are contributed by Holdco to the Borrower.

                  21. The definition of "Qualified Preferred Stock" appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

                  "Qualified Preferred Stock" shall mean any preferred stock of the Borrower or Holdco so long as (A) in each case the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision, (ii) do not require the cash payment of dividends, (iii) do not contain any covenants (other than financial reporting covenants), (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower or Holdco, as the case may be, or liquidations involving the Borrower or Holdco, as the case may be, and (v) are otherwise reasonably satisfactory to the Administrative Agent, and (B) in the case of any preferred stock issued by the Borrower, the only holder thereof is Holdco.

                  22.      The definition of "Security Documents" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

         ", the Holdco Pledge Agreement and the Holdco Security Agreement".

                  23. The definition of "Stockholders Agreement" appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

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

                  "Stockholders Agreement" shall mean the Shareholders Agreement to be entered into on or prior to the First Amendment Effective Date by and among BRS, the BRS Investors, Farallon, Canterbury Detroit Partners, L.P., Canterbury Mezzanine Capital, L.P., Rosewood Capital, L.P., the Management Investors and each other shareholder of Holdco party thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  24. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of January 27, 2004.

                  "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

                  "Holdco" shall mean Town Sports International Holdings, Inc., a corporation organized under the laws of Delaware.

                  "Holdco Common Stock" shall mean the shares of common stock of Holdco as constituted on the First Amendment Effective Date.

                  "Holdco Credit Documents" shall mean and include each of the Holdco Guaranty, the Holdco Pledge Agreement and the Holdco Security Agreement.

                  "Holdco Event of Default" shall mean a "Holdco Event of Default" under, and as defined in, the Holdco Guaranty.

                  "Holdco Guaranty" shall mean the guaranty to be made by Holdco in favor of the Administrative Agent for the benefit of the Secured Creditors in accordance with the terms of the First Amendment pursuant to which Holdco shall guaranty the obligations of the Borrower owing to the Secured Creditors pursuant to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements to which the Borrower is a party to, as such guaranty may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Holdco Note Documents" shall mean the Holdco Note Indenture, the Holdco Notes and each other document or agreement relating to the issuance of the Holdco Notes.

                  "Holdco Note Indenture" shall mean the Indenture to be entered into between Holdco and the trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Holdco Notes" shall mean Holdco's Senior Discount Notes due 2014 to be issued pursuant to the Holdco Note Indenture.

                  "Holdco Pledge Agreement" shall mean the pledge agreement to be entered into between Holdco and the Collateral Agent for the benefit of the Secured Creditors in accordance with the terms of the First Amendment pursuant to which Holdco shall pledge the Collateral thereunder (including 100% of the capital stock of the Borrower) to secure its obligations under the Holdco Guaranty and the other Holdco Credit Documents to which it is a party to, as such pledge agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Holdco Security Agreement" shall mean the security agreement to be entered into between Holdco and the Collateral Agent for the benefit of the Secured Creditors in accordance with the terms of the First Amendment pursuant to which Holdco shall pledge the Collateral thereunder to secure its obligations under the Holdco Guaranty and the other Holdco Credit Documents to which it is a party to, as such security agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Holdco Tax Sharing Agreement" shall mean the Tax Sharing Agreement entered into between the Borrower and Holdco in the form delivered to the Administrative Agent and the Lenders pursuant to the First Amendment, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  25. This Amendment shall become effective on the date (the "First Amendment Effective Date") when:

                  (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

                  (ii) Holdco shall have issued the Holdco Notes;

                  (iii) Holdco shall have duly authorized, executed and delivered to the Administrative Agent counterparts of the Holdco Guaranty, the Holdco Pledge Agreement and the Holdco Security Agreement (each of which shall be in form and substance reasonably acceptable to the Administrative Agent), and shall have delivered to the Collateral Agent, as pledgee under the Holdco Pledge agreement, stock certificates representing 100% of the outstanding capital stock of the Borrower, together with executed and undated stock powers with respect thereto;

                  (iv) Holdco shall have taken all such other actions, and shall have executed and delivered all such further documentation (including, but not limited to, opinions of counsel, UCC-1 financing statements, officers' certificates, board of director resolutions, certified charter documents and good standing certificates), in each case as Holdco would otherwise have been required to take pursuant to Section
         9.15 of the Credit Agreement if Holdco were a Domestic Subsidiary of the Borrower (and with all such actions and documentation referred to above in this clause (iv) to be in form and substance reasonably satisfactory to the Administrative Agent); and

                  (v) the Administrative Agent and the Lenders shall have received a true and correct copy of the Holdco Note Documents, the Stockholders Agreement and the Holdco Tax Sharing Agreement (each of which shall be in form and substance reasonably satisfactory to the Administrative Agent).

                  26. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  27. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Administrative Agent.

                  28. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  29. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  30. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                              TOWN SPORTS INTERNATIONAL, INC.


                                              By: /s/ Richard Pyle
                                                  ----------------------------
                                                  Name: Richard Pyle
                                                  Title: Chief Financial Officer

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, Individually and as
                                              Administrative Agent


                                              By: /s/ Scottye Lindsey
                                                  ----------------------------
                                                  Name: Scottye Lindsey
                                                  Title: Vice President

                                              BNP PARIBAS


                                              By: /s/ Cecile Scherer
                                                  -----------------------------
                                                  Name: Cecile Scherer
                                                  Title: Director Merchant
                                                    Banking Group

                                              By: /s/ M. Ginkelman
                                                  -----------------------------
                                                  Name: M. Ginkelman
                                                  Title: Managing Director

                                              CIT LENDING SERVICES CORPORATION

                                              By: ____________________________
                                                  Name:
                                                  Title:

                                      MERRILL LYNCH CAPITAL, a division of
                                      MERRILL LYNCH BUSINESS FINANCIAL
                                      SERVICES INC.

                                      By: /s/ Francois Delangle
                                          --------------------------
                                          Name: Francois Delangle
                                          Title: Vice President